UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2015 (June 4, 2015)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2015, Amedisys, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s corporate headquarters in Baton Rouge, Louisiana. There were 29,668,241 shares of common stock represented either in person or by proxy at the Annual Meeting, constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect the seven director nominees identified in the Company’s Proxy Statement dated April 30, 2015 (the “2015 Proxy Statement”) to the Company’s Board of Directors, each to serve a one-year term expiring at the latter of the 2016 Annual Meeting of Stockholders or upon his or her successor being elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015;

3.	To approve an amendment to the Company’s 2008 Omnibus Incentive Compensation Plan that would increase the number of shares of common stock authorized for issuance under the plan from 3,962,459 shares to 5,462,459 shares (the “Plan Amendment”); and

4.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the 2015 Proxy Statement) (“Say-on-Pay” vote).

The final voting results are as follows:

1.	Election of Directors. Seven directors were elected to serve on the Board of Directors of the Company, each to serve a one-year term expiring at the latter of the 2016 Annual Meeting of Stockholders or upon his or her successor being elected and qualified. The name of each director elected at the Annual Meeting, as well as the corresponding number of shares voted for and the number of votes withheld with respect to each director nominee, are as follows:

Name	Votes For	Percentage For	Votes Withheld
Linda J. Hall	23,271,473	98.51%	351,147
Paul B. Kusserow	23,308,884	98.67%	313,736
Ronald A. LaBorde	22,733,241	96.24%	889,379
Jake L. Netterville	23,295,484	98.62%	327,136
Bruce D. Perkins	23,307,486	98.67%	315,134
Donald A. Washburn	23,239,999	98.38%	382,621
Nathaniel M. Zilkha	23,296,456	98.62%	326,164

There were 6,045,621 broker non-votes on this proposal. Based on the votes set forth above, the director nominees were duly elected by a plurality of the votes cast.

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2015. The Company’s stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015, by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
29,330,632	98.86%	292,359	45,250	N/A

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

3.	Plan Amendment Vote. The Company’s stockholders also voted to approve an amendment to the Company’s 2008 Omnibus Incentive Compensation Plan that would increase the number of shares of common stock authorized for issuance under the plan from 3,962,459 shares to 5,462,459 shares.

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
23,350,461	98.84%	204,591	67,568	6,045,621

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

4.	Say-on-Pay Vote. The Company’s stockholders also voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the 2015 Proxy Statement), by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
21,326,674	90.28%	2,209,648	86,298	6,045,621

The proposal received the required affirmative vote, on an advisory basis, of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Vice Chairman and Chief Financial Officer
(Principal Financial Officer)

DATE: June 5, 2015

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